                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            ECLIPSE SURGICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                      ECLIPSE SURGICAL TECHNOLOGIES, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 1998

                            ------------------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Eclipse Surgical Technologies, Inc., a California corporation (the "Company"), will be held on Wednesday, April 29, 1998, at 7:30 a.m. local time, at the San Jose Fairmont, 170 South Market Street, San Jose, CA 95113, for the following purposes:

    1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

    2. To ratify the appointment of Coopers & Lybrand L.L.P as independent accountants of the Company for the fiscal year ending December 31, 1998.

    3. To transact such other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 10, 1998, are entitled to notice of and to vote at the meeting and any adjournment thereof.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Shareholders attending the meeting may vote in person even if they have returned a Proxy.

                                          Sincerely,

                                          Jeffrey D. Saper
                                          SECRETARY

Sunnyvale, California
March 20, 1998

                             YOUR VOTE IS IMPORTANT.
         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
      REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY
              AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                      ECLIPSE SURGICAL TECHNOLOGIES, INC.
                                ----------------

                            PROXY STATEMENT FOR 1998
                         ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of ECLIPSE SURGICAL TECHNOLOGIES, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Wednesday, April 29, 1998, at 7:30 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the San Jose Fairmont, 170 South Market Street, San Jose, CA 95113. The telephone number of the Company's office is (408) 747-0120.

    These proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended December 31, 1997, including financial statements, were first mailed on or about March 20, 1998, to all shareholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

    Shareholders of record at the close of business on March 10, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. At the Record Date, 16,898,618 shares of the Company's Common Stock were issued and outstanding and held of record by 169 registered shareholders.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (b) attending the meeting and voting in person.

VOTING AND SOLICITATION

    Each shareholder is entitled to one vote for each share of Common Stock held on the Record Date. Every shareholder voting for the election of directors (Proposal One) may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distribute votes on the same principle among as many candidates as the shareholder may select. However, votes cannot be cast for more than five candidates. However, no shareholder is entitled to cumulate votes for a particular candidate unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, before the voting, of his intention to cumulate votes. On all other matters, each share of Common Stock has one vote. A quorum, representing the holders of a majority of the outstanding shares of Common Stock on the Record Date, must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be counted in establishing the quorum.

    This solicitation of proxies is made by the Company and all related costs will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to those beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or by telegram.

DEADLINE FOR SHAREHOLDER PROPOSALS

    Shareholder proposals that are intended to be presented at the Company's 1999 Annual Meeting must be received by the Company no later than December 31, 1998, to be considered for inclusion in the proxy statement and form of proxy relating to that Meeting.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or who will decline to serve as a director. If additional individuals are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) that will assure the election of as many of the nominees listed below as possible. In that event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

VOTE REQUIRED

    If a quorum is present and voting, the five nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker nonvotes are not counted in the election of directors.

NOMINEES

    The names of the nominees and certain information about them are set forth below:

NAME                                                  AGE                              POSITION
------------------------------------------------      ---      ---------------------------------------------------------
Douglas Murphy-Chutorian, M.D...................          43   Chairman of the Board and Chief Executive Officer
Richard L. Mueller, Jr..........................          42   President, Chief Operating Officer and Director
Robert L. Mortensen(1)(2).......................          63   Director
Iain M. Watson(1)(2)............................          42   Director
Alan L. Kaganov, Sc.D...........................          59   Director

------------------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

    All directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified. Officers serve at the discretion of the Board and are appointed annually. There are no family relationships between the directors or officers of the Company.

    DOUGLAS MURPHY-CHUTORIAN, M.D. has been Chairman of the Board and Chief Executive Officer of the Company since June 1989. Dr. Murphy-Chutorian was also Chairman of the Board of Atlantis Catheter Company, Inc. ("Atlantis") from November 1993 to March 1996 when Atlantis was acquired by Biocompatibles International plc. Dr. Murphy-Chutorian is an interventional cardiologist and served as a Clinical Assistant Professor in the Department of Cardiology and Cardiovascular Medicine at Albert Einstein College of Medicine (Montefiore Division) and Stanford University Medical Center from 1986 through July 1990. He is currently a member of the voluntary clinical staff of Stanford University Medical Center and of Montefiore Medical Center. Dr. Murphy-Chutorian received his M.D. degree from the College of Physicians and Surgeons, Columbia University, completed his residency at New York University/Bellevue Hospital and completed his cardiology training at Stanford University Medical Center.

    RICHARD L. MUELLER, JR. has been President and Chief Operating Officer of the Company since December 1995. From May 1994 until December 1995, Mr. Mueller was Vice President of Research and Development at Heartport, Inc., a minimally-invasive cardiac surgery company. From November 1990 until May 1994, Mr. Mueller was Director of Research and Development at Origin Medsystems, Inc., an endosurgical device manufacturer. From March 1987 until November 1990, Mr. Mueller was Director of New Product Development at Devices for Vascular Intervention, Inc., a coronary atherectomy manufacturer. Mr. Mueller holds a B.S.E.E. degree from Northwestern Polytechnic University and a B.S. degree in business management from Westminster College.

    ROBERT L. MORTENSEN has been a director of the Company since April 1992. Since 1984, Mr. Mortensen has been either President or Chairman of the Board and a director of Lightwave Electronics Corporation, a solid-state laser company that he founded. He holds an M.B.A. from Harvard University.

    IAIN M. WATSON has been a director of the Company since April 1992. Since September 1993, Mr. Watson has been President of HAL Investments, Inc., an investment company. From 1980 to September 1993, Mr. Watson held various positions with the Boston Consulting Group, a management consulting firm. Mr. Watson holds an M.B.A. from Harvard University.

    ALAN L. KAGANOV, SC.D. has been a director of the Company since January 1997. Since July 1996, Dr. Kaganov has been a Venture Partner at U.S. Venture Partners. From May 1993 to June 1996 Dr. Kaganov was Vice President of Business Development and Strategic Planning at Boston Scientific Corporation. From June 1991 until December 1992 he was President and CEO of EP Technologies, a catheter-based electrophysiology company. Dr. Kaganov has a Masters and Doctorate of Science in biomedical engineering from Columbia University and an M.B.A. from New York University.

BOARD MEETINGS AND COMMITTEES

    The Board held a total of five meetings during fiscal 1997. All directors attended all five meetings of the Board and its committees. The Board has an Audit Committee and a Compensation Committee. The Board has no nominating committee or any committee performing such functions.

    The Audit Committee, which consisted of Robert L. Mortensen and Iain M. Watson during fiscal 1997, is responsible for overseeing the Company's independent accountants and reviewing the Company's internal financial procedures and controls. The Audit Committee met one time during fiscal 1997.

    The Compensation Committee, which consisted of Robert L. Mortensen and Iain
M. Watson during fiscal 1997, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Compensation Committee also administers various of the Company's incentive compensation and benefit plans. The Compensation Committee met one time during fiscal 1997. As of March 1998, the Compensation Committee consisted of Messrs. Mortensen and Watson.

                                  PROPOSAL TWO
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board has selected Coopers & Lybrand L.L.P., independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998, and recommends that shareholders vote for ratification of that appointment. Notwithstanding this selection, the Board, in its discretion, may direct the appointment of new independent accountants at any time during the year, if the

Board feels that such a change would be in the best interest of the Company and its shareholders. If there is a negative vote on ratification, the Board will reconsider its selection.

    Coopers & Lybrand L.L.P. has audited the Company's financial statements annually since 1989. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting with the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the votes cast is required to ratify the Board's selection. In addition, the affirmative votes must represent at least a majority of the required quorum. If the shareholders reject the nomination, the Board will reconsider its selection.

    THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth information regarding the compensation of the Chief Executive Officer and each of the four other most highly compensated officers of the Company (each, a "Named Executive Officer") for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                                                         -------------
                                                                                            AWARDS
                                                                                         -------------
                                                                  ANNUAL COMPENSATION     SECURITIES
                                                                -----------------------   UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                        FISCAL YEAR  SALARY ($)   BONUS ($)   OPTIONS/SARS     COMPENSATION(1)
-------------------------------------------------  -----------  ----------  -----------  -------------  -------------------
Douglas Murphy-Chutorian, M.D. ..................        1997   $  267,099   $  22,119            --         $      55
  Chairman of the Board and Chief Executive              1996      228,552      33,746            --               830
  Officer                                                1995      207,130          --            --               320

Richard L. Mueller, Jr. .........................        1997      193,327      15,166            --                35
  President and Chief Operating Officer                  1996      163,423      22,263            --               648
                                                         1995           --          --       750,000                --

Barbara A. Dreblow(2) ...........................        1996      107,058      15,813            --               258
  Chief Financial Officer                                1995      100,000          --            --                66

Linda Fenney, M.D. ..............................        1997      176,554      13,964        20,000                32
  Vice President, Medical Affairs                        1996      133,340      18,063            --               767
                                                         1995           --          --        64,500                --

William E. Picht ................................        1997      170,373      21,120            --                33
  Vice President, Operations

Stuart D. Harman ................................        1997      127,654      10,012            --                23
  Vice President, Product Development                    1996      109,857      16,185            --               412
                                                         1995      100,666          --       106,029               112

------------------------

(1) Life insurance premiums.

(2) On February 28, 1998, Barbara A. Dreblow ceased to be an employee of the Company and is currently a consultant to the Company. Ms. Dreblow's contract to provide consulting services expires December 31, 1998. In 1997, Ms. Dreblow was not a Named Executive Officer.

OPTION GRANTS IN FISCAL YEAR 1997

    The following tables set forth information regarding stock options granted to and exercised by the Named Executive Officers during the Company's fiscal year ended December 31, 1997, the last day of the Company's 1997 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              INDIVIDUAL GRANTS(1)

                                                                                                      POTENTIAL REALIZABLE
                                                                                                     VALUE AT ANNUAL RATES
                                          NUMBER OF                                                      OF STOCK PRICE
                                         SECURITIES   % OF TOTAL OPTIONS                                APPRECIATION FOR
                                         UNDERLYING       GRANTED TO        EXERCISE                     OPTION TERM(2)
                                           OPTIONS    EMPLOYEES IN FISCAL   PRICE PER   EXPIRATION   ----------------------
NAME                                       GRANTED           YEAR             SHARE        DATE          5%         10%
---------------------------------------  -----------  -------------------  -----------  -----------  ----------  ----------
Douglas Murphy-Chutorian, M.D..........          --               --               --           --           --          --
Richard L. Mueller, Jr.................          --               --               --           --           --          --
Barbara A. Dreblow.....................          --               --               --           --           --          --
Linda Fenney, M.D......................      20,000               5%        $    9.50     01/24/07   $  119,490  $  302,811
William E. Picht.......................          --               --               --           --           --          --
Stuart D. Harman.......................          --               --               --           --           --          --

------------------------

(1) Each of these options was granted pursuant to the Company's Option Plan.

(2) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

OPTIONS OUTSTANDING IN FISCAL YEAR 1997

    The following table sets forth certain information for the year ended December 31, 1997 concerning exercised, exercisable and unexercisable stock options held by each of the Named Executive Officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                     FISCAL YEAR-END OPTIONS
                                                                     -------------------------------------------------------
                                                                       NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                         OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS AT
                                              SHARES                         YEAR-END:               FISCAL YEAR-END(1):
                                            ACQUIRED ON    VALUE     --------------------------  ---------------------------
NAME                                         EXERCISE     REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
------------------------------------------  -----------  ----------  -----------  -------------  ------------  -------------
Douglas Murphy-Chutorian, M.D.............          --           --          --             --             --            --
Richard L. Mueller, Jr....................          --           --     500,026        249,974   $  2,102,609   $ 1,051,141
Barbara A. Dreblow........................      24,900   $  174,636     125,100             --        555,657            --
Linda Fenney, M.D.........................          --           --      43,002         41,498        180,823        90,399
William E. Picht..........................          --           --      31,253         43,747             --            --
Stuart D. Harman..........................          --           --      84,661         35,339        359,213       148,600

------------------------

(1) The value for an "in the money" option represents the difference between the exercise price of such option as determined by the Company's Board of Directors and the fair market value of the Company's Common Stock at December 31, 1997, multiplied by the total number of shares subject to the option.

DIRECTOR COMPENSATION

    Directors who are not compensated as employees or consultants to the Company receive a retainer of $10,000 per year for serving on the Board of Directors, plus fees of $1,500 per board meeting and $1,500 per committee meeting, provided such committee meeting does not occur on the same day as a board meeting.

    The Company also has a Director Stock Option Plan for non-employee directors. Directors Iain M. Watson and Robert L. Mortensen were each granted an option to purchase an aggregate of 7,500 shares of Common Stock pursuant to such plan in fiscal 1997 and director Alan L. Kaganov was granted options to purchase an aggregate of 22,500 shares of Common Stock pursuant to such plan in fiscal 1997. Mr. Kaganov was also granted options to purchase 77,500 shares of Common Stock pursuant to the Company's Dual Stock Option Plan in fiscal 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, with respect to 1997, all executive officers, directors and ten percent shareholders of the Company complied with all applicable filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors currently consists of Messrs. Mortensen and Watson. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee (the "Committee") of the Board reviews and approves the Company's executive compensation policies. The Committee administers the Company's various incentive plans, including the Stock Option Plan and the Employee Stock Purchase Plan, sets compensation policies applicable to the Company's executive officers and evaluates the performance of the Company's executive officers. The compensation levels of the Company's executive officers for the fiscal year ended December 31, 1997, including base salary levels, potential bonuses and stock option grants were determined by the Committee at the beginning of the fiscal year. The following is a report of the Committee describing compensation policies and rationale applicable with respect to the compensation paid to the Company's executive officers for the fiscal year ended December 1997.

    The members of the Compensation Committee of the Board of Directors are Messrs. Mortensen and Watson, neither of whom is an employee of the Company.

COMPENSATION PHILOSOPHY

    The Company's executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. In addition to base salary, certain elements of total compensation are payable in the form of variable incentive plans tied to the performance of the Company and the individual, and in the equity-based plans designed to closely align executive and stockholder interests.

BASE SALARY

    Base salary for executives, including that of the chief executive officer, is set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. In order to evaluate the competitive position of the Company's salary structure, the Committee makes reference to compensation surveys of comparable companies in the high-technology sector, the Company's industry and its geographic location. Executive salary levels are set to approximate average rates, with the intent that superior performance under incentive bonus plans will enable the executive to elevate his total cash compensation levels that are above average of comparable companies. The Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities.

STOCK OPTION PLAN

    The Committee believes that the Company's Stock Option Plan (the "Option Plan") is an essential tool to link the long-term interests of stockholders and employees, especially executive management, and serves to motivate executives to make decisions that will, in the long run, give the best returns to stockholders. Stock options are generally granted when an executive joins the Company, with subsequent grants also taking into account the individual's performance and the vesting status of previously granted options. These options typically vest over a three year period and are granted at an exercise price equal to the fair market value of the Company's Common Stock at the date of grant. The size of initial option grants is based upon the position, responsibilities and expected contribution of the individual. This approach is designed to maximize stockholder value over a long term, as no benefit is realized from the option grant unless the price of the Company's Common Stock has increased over a number of years.

    In addition to the Option Plan, executive officers are eligible to participate in the Company's Employee Stock Purchase Plan. This plan allows employees to purchase the Company's Common Stock at a price equal to 85% of the lower of the fair market value at the beginning of the offering period or the fair market value at the end of the purchase period.

    Other elements of executive compensation include life and long-term disability insurance, medical benefits and a 401(k) deferred compensation plan with no Company matching contribution for the fiscal year ended December 31, 1997. All such benefits are available to all regular, full-time employees of the Company.

PERFORMANCE GRAPH

    The following graph sets forth the Company's total cumulative stockholder return as compared to the Nasdaq Index and a peer group of companies selected by the Company (the "Peer Group"), consisting of five companies whose primary business is sales and manufacture of surgical devices for the period May 31, 1996 (the date of the Company's initial public offering) through December 31, 1997. The companies in the peer group are Circadian Inc., PLC Systems Inc., Health Watch Inc., Cardiogenesis Corp. and Trimedyne Inc. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Nasdaq Index and the stocks represented in the Peer Group Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock.

    Historical stock price performance should not be relied upon as indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 THE ABOVE GRAPH WAS PLOTTED USING THE FOLLOWING
                      DATA:

                                                    Eclipse Surgical    Nasdaq Index   Peer Group Index
                                                       Technologies,
                                                                Inc.
05/31/96                                                        $100            $100               $100
06/30/96                                                         $83             $95                $81
09/30/96                                                         $73             $99                $88
12/31/96                                                         $53            $104                $76
03/31/97                                                         $36             $98                $72
06/30/97                                                         $48            $116                $76
09/30/97                                                         $54            $136                $71
12/31/97                                                         $36            $127                $59

Notes:

    A. The lines represent quarterly index levels derived from compounded daily returns that include all dividends.

    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

    C.  The index level for all series was set to $100.0 on 05/31/96.

All information contained herein is obtained from sources believed to be accurate and reliable, but, because of the possibility of human and mechanical error as well as other factors, all information is provided 'as is' without warranty of any kind, and The Nasdaq Stock Market, Inc. expressly disclaims all express and implied warranties of any kind and makes no representations or warranties, express or implied, to any person or entity, as to the accuracy, timeliness, completeness, merchantability or fitness for any particular purpose.

SECURITY OWNERSHIP

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 10, 1998 as to (i) each person who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock; (ii) each director and Named Executive Officer; and (iii) all directors and executive officers as a group.

                                                                                         SHARES BENEFICIALLY OWNED
                                                                                       -----------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                                     NUMBER    PERCENT OF TOTAL
-------------------------------------------------------------------------------------  ----------  -----------------
Douglas Murphy-Chutorian, M.D.(1) ...................................................   4,937,697          29.2%
  c/o Eclipse Surgical Technologies, Inc.
  1049 Kiel Court, Sunnyvale, CA 94089
Tawfeek Shaheen .....................................................................   1,090,689           6.5%
  Box 316, Sonoma, CA 95476
Richard L. Mueller, Jr.(2) ..........................................................     546,688           3.2%
Iain M. Watson(3) ...................................................................     229,965           1.4%
Barbara A. Dreblow(4) ...............................................................     125,100          *
Robert L. Mortensen(5) ..............................................................      72,696          *
Linda Fenney, M.D.(6) ...............................................................      55,682          *
William E. Picht(7) .................................................................      38,126          *
Stuart D. Harman(8) .................................................................      91,051          *
Alan L. Kaganov, Sc.D.(9) ...........................................................       7,500          *
All directors and executive officers as a group (13 persons)(10) ....................   6,145,115          36.4%

------------------------
*   Percentage of shares beneficially owned is less than one percent of total.
(1) Includes an aggregate of 3,453,724 shares of Common Stock held by Leslie Murphy-Chutorian, the wife of Dr. Murphy-Chutorian, and by Mrs. Murphy-Chutorian as custodian for their minor children.
(2) Consists of options to purchase an aggregate of 541,688 shares of Common Stock exercisable within 60 days of the date hereof.
(3) Includes options and warrants to purchase an aggregate of 107,793 shares of Common Stock exercisable within 60 days of the date hereof.
(4) Consists of options to purchase an aggregate of 125,100 shares of Common Stock exercisable within 60 days of the date hereof.
(5) Consists of options to purchase an aggregate of 72,696 shares of Common Stock exercisable within 60 days of the date hereof.
(6) Consists of options to purchase an aggregate of 53,807 shares of Common Stock exercisable within 60 days of the date hereof.
(7) Consists of options to purchase an aggregate of 37,502 shares of Common Stock exercisable within 60 days of the date hereof.
(8) Consists of options to purchase an aggregate of 90,550 shares of Common Stock exercisable within 60 days of the date hereof.
(9) Consists of options to purchase an aggregate of 7,500 shares of Common Stock exercisable within 60 days of the date hereof.
(10) Includes options and warrants to purchase an aggregate of 1,075,920 shares of Common Stock exercisable within 60 days of the date hereof. See notes 2, 3, 4, 5, 6 and 7 above.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: March 20, 1998

                              DETACH HERE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      ECLIPSE SURGICAL TECHNOLOGIES, INC.

                     1998 ANNUAL MEETING OF SHAREHOLDERS
                               APRIL 29, 1998

  The undersigned shareholder of ECLIPSE SURGICAL TECHNOLOGIES, INC. hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 20, 1998, and hereby appoints Tara Spangler proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of ECLIPSE SURGICAL TECHNOLOGIES, INC., to be held on April 29, 1998 at 7:30 a.m., local time, at the San Jose Fairmont, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

  PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                            SIDE

                           DETACH HERE

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1, AND "FOR" ITEM 2.

1. ELECTION OF DIRECTORS:

NOMINEES: Douglas Murphy-Chutorian, M.D., Richard L. Mueller, Jr., Robert L. Mortensen, Iain M. Watson, Alan L. Kaganov, Sc.D.

                 FOR            WITHHELD
                /   /             /   /


/  /______________________________________
    For all nominees except as noted above



2.  PROPOSAL TO RATIFY APPOINTMENT OF COOPERS AND LYBRAND L.L.P.
    AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

      FOR    AGAINST    ABSTAIN
     /   /    /   /      /   /


3.  To transact such other business as may properly come before the meeting.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING     /  /

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   /  /

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:             Date:         Signature:               Date: